UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2005

                               CHASE FUNDING, INC.
       (Issuer in respect of Chase Funding Loan Acquisition Trust Mortgage
      Loan Asset-Backed Certificates, Series 2004-AQ1) (the "Certificates")
      ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          New York                333-106428-03                 13-3840732
----------------------------     --------------              ------------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

   300 Tice Boulevard, Woodcliff Lake, NJ                          07675
  ----------------------------------------                   ------------------
  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (201) 782-9084


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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Chase Funding, Inc. (the "Depositor") made distributions to holders of its Chase Funding Loan Acquisition Trust Mortgage Loan Asset-Backed Certificates, Series 2004-AQ1 as contemplated by the Pooling and Servicing Agreement, dated as of September 1, 2004, among Chase Funding, Inc., as Depositor, Chase Manhattan Mortgage Corporation, as Servicer and Wachovia Bank National Association, as Trustee (the "Pooling and Servicing Agreement").

Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.       Description
-----------       -----------

99.1              Monthly   Reports   with   respect  to  the  March  25,   2005
                  distribution.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            JPMORGAN CHASE BANK, NATIONAL
                                            ASSOCIATION (f/k/a "The Chase
                                            Manhattan Bank"), As Paying Agent,
                                            on behalf of Chase Funding, Inc.


                                            By: /s/ Andrew M. Cooper
                                            -------------------------------
                                            Name: Andrew M. Cooper
                                            Title: Assistant Vice President
                                            Date: April 7, 2005

                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------

99.1              Monthly   Reports   with  respect  to  the   distribution   to
                  certificateholders on March 25, 2005.